                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 April 29, 2002

                         CLEAN WATER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                        Commission File Number 000-27629

         Delaware                                            23-2426437
    (State or other                                        (IRS Employer
jurisdiction of incorporation)                          Identification No.)

                     2716 St. Andrews Boulevard, Suite 200
                      Tarpon Springs, Florida        34688
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (727) 942-8938

                             Nu Electric Corporation
             624 East Tarpon Avenue, Tarpon Springs, Florida 34689
          (Former name or former address, if changed since last report)

Item 5. Other Events.
Clean Water Technologies, Inc. is pleased to announce that the company has relocated to new corporate offices at 2716 St. Andrews Boulevard, Suite 200,
Tarpon Springs, Florida 34688 as of April 29, 2002. Safe Harbor: The statements contained in this release which are not historical facts contain forward-looking information with respect to plans, projections or future performance of Clean
Water Technologies, Inc., the occurrence of which involves certain risks and uncertainties including but not limited to future E.P.A. standards, and government regulations that could cause the company's actual results to differ materially from expected results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN WATER TECHNOLOGIES, INC.

/s/ Laurie C. Scala
    Laurie C. Scala
    President

Dated:  May 8, 2002